Share-based plans	6 Months Ended
Jun. 30, 2022
Share-based plans
Share-based plans

9.    Share-based plans

On March 1, 2022, 220,311 performance shares with a total fair value of €11,584 were allocated under the Management Board Long Term Incentive Plan 2020 to the members of the Management Board and to senior members of the Company’s managerial staff who serve on the Company’s Executive Committee (“Executive Committee”). Of this number, 160,668 performance shares with a total fair value of €8,460 relate to members of the Management Board and 59,643 performance shares with a total fair value of €3,124 relate to members of the Executive Committee. These amounts will be amortized over the three-year vesting period. The weighted average fair value per performance share at the allocation date was €52.58.